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                                   Exhibit 24

                      CERTIFICATION BY PRINCIPAL EXECUTIVE
                     OFFICER AND PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
              TO FORM 10-Q FOR FISCAL QUARTER ENDED AUGUST 2, 2002


I, Joseph M. Harris, President and Chief Executive Officer, state and attest that to the best of my knowledge, based upon a review of HLM Design, Inc.'s Annual Report on Form 10-Q for the Fiscal Quarter ended August 2, 2002 (the "Report"):

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of HLM Design, Inc.

/s/ Joseph M. Harris                           Subscribed and sworn to before me
--------------------------------------------   this 22 day of September, 2002.
Joseph M. Harris
President and Chief Executive Officer
HLM Design, Inc.
                                               /s/ Dianne E. McNeff
                                               ---------------------------------
                                               Notary Public

Date:  September 22, 2002
                                               My Commission Expires: 4/5/2004



I, Vernon B. Brannon, Senior Vice President, Chief Operating Office and Chief Financial Officer, state and attest that to the best of my knowledge, based upon a review of HLM Design, Inc.'s Annual Report on Form 10-Q for the Fiscal Quarter ended September 22, 2002 (the "Report"):

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of HLM Design, Inc.

/s/ Vernon B. Brannon                          Subscribed and sworn to before me
--------------------------------------------   this 22nd day of September, 2002.
Vernon B. Brannon
Chief Financial Officer
HLM Design, Inc.
                                               /s/ Dianne E. McNeff
                                               ---------------------------------
                                               Notary Public

Date:  September 22, 2002
                                               My Commission Expires: 4/5/2004